UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, DC 20549


                                         FORM 8-K

                                      CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported) May 4, 1998


                                  TRIARC COMPANIES, INC.
                    --------------------------------------------------
                  (Exact name of registrant as specified in its charter)


             DELAWARE                 1-2207              38-0471180
             -----------------        --------------      -------------
             (State or other          (Commission         (I.R.S. Employer
             jurisdiction of          File No.)           Identification No.)
             incorporation of
             organization)


             280 Park Avenue
             New York, NY                                          10017
             ---------------------------------------        -----------------
             (Address of principal executive office)            (Zip Code)


             Registrant's telephone number, including area code: (212) 451-3000


             ---------------------------------------        -----------------
             (Former name or former address,                    (Zip Code)
              if changed since last report)


                                      Page 1 of 3 Pages
                               Exhibit Index appears on Page 3



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        3.1    By-laws of Triarc, as currently in effect.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                TRIARC COMPANIES, INC.



                                By:   BRIAN L. SCHORR
                                      Brian L. Schorr, Executive Vice President

Dated: May 4, 1998



                                         EXHIBIT

Exhibit
   No.                Description                                      Page No.

3.1 --        By-laws of Triarc, as currently in effect.